UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant  ☒                            Filed by a party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-12

RUSSELL INVESTMENT COMPANY

(Name of Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:
	2.	Form, Schedule or Registration Statement No.:
	3.	Filing Party:
	4.	Date Filed:

Russell Investment Company

Answering Machine Messages

Adjourned Meeting Date: May 24, 2016

Toll Free #: (844) 700-1478

AUTOMATED ANSWERING MACHINE MESSAGE

Hello, we are calling with an important message on behalf of Russell Investment Company. The Special Shareholder meeting for your fund scheduled to be held on May 3, 2016 has been adjourned to May 24th and we need your vote. We recognize that you have received several communications from us, and that is because your participation counts towards the successful completion of this proxy solicitation.

Please call us toll-free at 1-844-700-1478 and a proxy voting specialist will assist you with voting your shares today. Specialists are available Monday-Thursday 9am-10pm Eastern Time, Friday 9am-6 pm, and between 10am and 6pm Eastern Time on Saturdays. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

Russell Investment Company

Outbound Script

Adjourned Meeting Date: May 24, 2016

Toll Free #: (844) 700-1478

Hello, is Mr./Ms.                      available?

IF YES:

Hi Mr./Ms.                     , my name is                      and I am calling on a recorded line on behalf of your investment in the Russell Investment Company. The fund sent you proxy materials requesting that you vote your eligible shares prior to the Adjourned Special Shareholder’s meeting, now scheduled to be held on May 24, 2016.

The Board of Trustees has recommended you vote for the proposal, and we are calling to ask if you would like to vote along with the recommendation of the board.

IF Shareholder NOT AVAILABLE:

Is there a better time to reach Mr./Ms.                    ? (IF YES) Make note & set up call back time.

IF YES TO VOTING WITH THE BOARD’S RECOMMENDATION:

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is                     , a proxy voting specialist on behalf of Russell Investment Company.

Today’s date is                      and the time is                      Eastern Time.

Mr./Ms.                     , I have recorded your [FOR] vote, in accordance with the Board’s recommendation with respect to the proposal as set forth in the proxy materials you received.

We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-844-700-1478 Monday-Thursday 9 am-10 pm Eastern Time, 9 am-6 pm Friday, and 10 am-6 pm on Saturday. Thank you very much for your time and your vote. We hope you have a great day/evening.

IF NO TO VOTING WITH THE BOARD’S RECOMMENDATION:

How would you like to cast your vote on the proposal?

1

Russell Investment Company

Outbound Script

Adjourned Meeting Date: May 24, 2016

Toll Free #: (844) 700-1478

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is                     , a proxy voting specialist on behalf of Russell Investment Company.

Today’s date is                      and the time is                      Eastern Time.

Mr./Ms.                     , I have recorded your [repeat vote intention] vote, with respect to the proposal as set forth in the proxy materials you received and we will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-844-700-1478, Monday-Thursday 9 am-10 pm Eastern Time, 9 am-6 pm Friday, and 10 am-6 pm on Saturday. Thank you very much for your time and your vote. We hope you have a great day/evening.

IF NOT SURE HOW TO VOTE:

As mentioned, the Board has recommended a vote in favor of the proposal. If you are not in favor of the proposal, you can cast a vote against the proposal. In addition, if you do not feel strongly either for or against, you can cast an abstain vote.

How would you like to cast your vote on the proposal?

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is                     , a proxy voting specialist on behalf of Russell Investment Company.

Today’s date is                      and the time is                      Eastern Time.

Mr./Ms.                     , I have recorded your vote to (repeat vote intention) with respect to the proposal as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-844-700-1478, Monday-Thursday 9 am-10 pm Eastern Time, 9 am-6 pm Friday, and 10 am-6 pm on Saturday. Thank you very much for your time and your vote. We hope you have a great day/evening.

2

Russell Investment Company

Outbound Script

Adjourned Meeting Date: May 24, 2016

Toll Free #: (844) 700-1478

What am I being asked to vote on?

Approval of a new investment advisory agreement between each Fund for which you own shares and Russell Investment Management Company, each Fund’s current investment adviser (who is referred to as “RIMCo”), as a result of a transaction involving the sale of Frank Russell Company’s asset management business (including RIMCo).

If materials not received:

I can resend the materials to you. Do you have an email address this can be sent to?

(IF YES: Type email addresses in the notes and read it back phonetically to the shareholder)

(IF NO: Continue with standard script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)

Thank you. You should receive these materials shortly. Included in the email will be instructions to inform you of the methods available to you to cast your vote, one of which is to call us back at 1-844-700-1478, Monday-Thursday 9 am-10 pm Eastern Time, 9 am-6 pm Friday, and 10 am-6 pm on Saturday.

3

Russell Investment Company

Inbound Script

Adjourned Meeting Date: May 24, 2016

Toll Free #: (844) 700-1478

Greeting:

Hello, thank you for calling Russell Investment Company proxy information line. My name is                     , may I have your name please?

Thank you Mr./Ms.                    . Are you calling regarding the upcoming Adjourned Special Shareholder meeting?

IF YES:

The Board of Trustees recommends a vote “FOR” the proposal.

Would you like to vote along with the recommendation of the Board?

If Yes: Thank you. For the record, would you please state your full name and mailing address?

Again, my name is                     , a proxy voting specialist on behalf of Russell Investment Company.

Today’s date is                      and the time is                      Eastern Time.

Mr./Ms.                     , I have recorded your [FOR] vote, in accordance with the Board’s recommendation with respect to the proposal as set forth in the proxy materials you received and we will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-844-700-1478, Monday-Thursday 9 am-10 pm Eastern Time, 9 am-6 pm Friday, and 10 am-6 pm on Saturday. Thank you very much for your participation and have a great day/evening.

If No: How would you like to cast your vote on the proposal?

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is                     , a proxy voting specialist on behalf of Russell Investment Company.

Today’s date is                      and the time is                      Eastern Time.

Mr./Ms.                     , I have recorded your [repeat vote intention] vote, with respect to the proposal as set forth in the proxy materials you received and we will be mailing you a written confirmation of your vote within 72 hours.

Russell Investment Company

Inbound Script

Adjourned Meeting Date: May 24, 2016

Toll Free #: (844) 700-1478

If you wish to make any changes you may contact us by calling 1-844-700-1478, Monday-Thursday 9 am-10 pm Eastern Time, 9 am-6 pm Friday, and 10 am-6 pm on Saturday. Thank you very much for your participation and have a great day/evening.

IF NO:

How may I help you today? (Go to Q&A in the proxy statement to answer any questions.)

If a non-proxy related question, respond:

Mr./Ms.                     . I apologize I do not have access to that information; please feel free to call Russell Investment Company directly at 1-800-787-7354.

IF NOT SURE HOW TO VOTE:

As mentioned, the Board has recommended a vote in favor of the proposal. If you are not in favor of the proposal, you can cast a vote against the proposal. In addition, if you do not feel strongly either for or against, you can cast an abstain vote.

How would you like to cast your vote on the proposal?

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is                     , a proxy voting specialist on behalf of Russell Investment Company.

Today’s date is                      and the time is                      Eastern Time.

Mr./Ms.                     , I have recorded your vote to (repeat vote intention) with respect to the proposal as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-844-700-1478, Monday-Thursday 9 am-10 pm Eastern Time, 9 am-6 pm Friday, and 10 am-6 pm on Saturday. Thank you very much for your time and your vote. We hope you have a great day/evening.

Russell Investment Company

Inbound Script

Adjourned Meeting Date: May 24, 2016

Toll Free #: (844) 700-1478

What am I being asked to vote on?

Approval of a new investment advisory agreement between each Fund for which you own shares and Russell Investment Management Company, each Fund’s current investment adviser (who is referred to as “RIMCo”), as a result of a transaction involving the sale of Frank Russell Company’s asset management business (including RIMCo).

Closing:

Again, my name is                     , a proxy voting specialist on behalf of Russell Investment Company.

If you wish to make any changes you may contact us by calling 1-844-700-1478, Monday-Thursday 9 am-10 pm Eastern Time, 9 am-6 pm Friday, and 10 am-6 pm on Saturday. Thank you very much for your participation and have a great day/evening.

Hello, this is Sandy Cavanaugh, President and CEO of Russell Investment Company. I am calling regarding an urgent matter related to the shares you own in Russell Investment Company mutual funds.

Some of the funds in which you invest did not reach the minimum number of votes needed to hold a shareholder meeting on May 3, 2016. As a result, the shareholder meeting has been adjourned until May 24, 2016 and we are contacting you today to ask for your vote.

Your vote is critical no matter how many shares you own.

Voting is quick and easy.

You can vote by following the instructions on the proxy card that you recently received in the information packet. Or you may call 1-844-700-1478.

I appreciate your prompt attention to this very important matter and thank you for your time and your vote.